UACSC 1999-A

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 4/30/99

PRINCIPAL BALANCE RECONCILIATION                          DOLLARS
                                                         CLASS A-1        CLASS A-2       CLASS A-3        CLASS A-4
                                                     -------------     -------------     -------------   -------------
Original Principal Balance                           61,200,000.00     67,525,000.00     96,050,000.00   39,950,000.00
Beginning Period Principal Balance                   42,271,978.38     67,525,000.00     96,050,000.00   39,950,000.00
Principal Collections - Scheduled Payments            3,350,879.22                 -                 -               -
Principal Collections - Payoffs                       4,113,259.84                 -                 -               -
Principal Withdrawal from Payahead                       13,332.28                 -                 -               -
Gross Principal Charge Offs                             133,121.88                 -                 -               -
Repurchases                                              25,112.22                 -                 -               -
                                                     -------------     -------------     -------------   -------------
Ending Balance                                       34,636,272.94     67,525,000.00     96,050,000.00   39,950,000.00
                                                     =============     =============     =============   =============

Certificate Factor                                       0.5659522         1.0000000         1.0000000       1.0000000
Pass Through Rate                                           4.9800%           5.4300%           5.5700%          5.700%


PRINCIPAL BALANCE RECONCILIATION                                                          NUMBERS
                                                         CLASS A-5    TOTAL CLASS A's
                                                      -------------   --------------      ------
Original Principal Balance                            55,820,134.82   320,545,134.82      20,263
Beginning Period Principal Balance                    55,820,134.82   301,617,113.20      19,435
Principal Collections - Scheduled Payments                        -     3,350,879.22
Principal Collections - Payoffs                                   -     4,113,259.84         310
Principal Withdrawal from Payahead                                -        13,332.28
Gross Principal Charge Offs                                       -       133,121.88           8
Repurchases                                                       -        25,112.22           2
                                                      -------------   --------------      ------
Ending Balance                                        55,820,134.82   293,981,407.76      19,115
                                                      =============   ==============      ======

Certificate Factor                                        1.0000000        0.9171295
Pass Through Rate                                             5.870%          5.4963%

CASH FLOW RECONCILIATION

Principal Wired                                                     7,490,072.88
Interest Wired                                                      3,052,002.78
Withdrawal from Payahead Account                                       14,170.18
Repurchases (Principal and Interest)                                   25,585.82
Charge Off Recoveries                                                  11,548.28
Interest Advances                                                      56,996.09
Certificate Account Interest Earned                                    27,704.36
Spread Account Withdrawal                                                      -
Class A Policy Draw for Class A Principal or Interest                          -

                                                                  --------------
Total Cash Flow                                                    10,678,080.39
                                                                  ==============


TRUSTEE DISTRIBUTION  (5/10/99)

Total Cash Flow                                                    10,678,080.39
Unrecovered Advances on Defaulted Receivables                           3,217.83
Servicing Fee (Due and Unpaid)                                                 -
Interest to Class A-1 Certificateholders                              187,123.96
Interest to Class A-2 Certificateholders                              305,550.63
Interest to Class A-3 Certificateholders                              445,832.08
Interest to Class A-4 Certificateholders                              189,762.50
Interest to Class A-5 Certificateholders                              273,053.49
Interest to Class I Certificateholders                                159,850.21
Principal to Class A-1 Certificateholders                           7,635,705.44
Principal to Class A-2 Certificateholders                                      -
Principal to Class A-3 Certificateholders                                      -
Principal to Class A-4 Certificateholders                                      -
Principal to Class A-5 Certificateholders                                      -
Insurance Premium                                                      31,847.99
Interest Advance Recoveries from Payments                              26,044.82
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                            -
Deposit to Payahead                                                    27,227.25
Payahead Account Interest to Servicer                                     161.56
Excess                                                              1,392,702.63
                                                                  --------------

Net Cash                                                                       -
                                                                  ==============



Servicing Fee Retained from Interest Collections                      251,347.59

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                               -
Beginning Balance                                                   1,822,066.51
Trustee Distribution of Excess                                      1,392,702.63
Interest Earned                                                         5,202.87
Spread Account Draws                                                           -
Reimbursement for Prior Spread Account Draws                                   -
Distribution of Funds to Servicer                                              -
                                                                  --------------
Ending Balance                                                      3,219,972.01
                                                                  ==============

Required Balance                                                    4,808,177.02



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                   14,424,531.07
Beginning Balance                                                  11,750,703.58
Reduction Due to Spread Account                                   (1,397,905.50)
Reduction Due to Principal Reduction                                (343,606.74)
                                                                  --------------
Ending Balance                                                     10,009,191.34
                                                                  ==============

First Loss Protection Required Amount                              10,009,191.34
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                              16,681.99



POLICY  RECONCILIATION


Original Balance                                                  320,545,134.82
Beginning Balance                                                 301,654,153.83
Draws                                                                          -
Reimbursement of Prior Draws                                                   -
                                                                  --------------
Ending Balance                                                    301,654,153.83
                                                                  ==============

Adjusted Ending Balance Based Upon Required Balance               292,573,956.21
                                                                  ==============
Required Balance                                                  292,573,956.21


PAYAHEAD RECONCILIATION


Beginning Balance                                                      54,296.20
Deposit                                                                27,227.25
Payahead Interest                                                         161.56
Withdrawal                                                             14,170.18
                                                                  --------------
Ending Balance                                                         67,514.83
                                                                  ==============

CURRENT DELINQUENCY
                                           GROSS
     # PAYMENTS DELINQUENT    NUMBER      BALANCE        PRINCIPAL    INTEREST
     ---------------------    ------      -------        ---------    --------
1 Payment                        227    3,178,308.00     41,383.97   34,690.62
2 Payments                        91    1,339,271.02     28,145.09   32,854.63
3 Payments                        41      688,498.69     18,478.59   24,271.11
                                 ---    ------------     ---------   ---------
Total                            359    5,206,077.71     88,007.65   91,816.36
                                 ===    ============     =========   =========

Percent Delinquent             1.878%          1.771%




DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                     END OF PERIOD   DELINQUENCY
   PERIOD              BALANCE       POOL BALANCE       RATE
   ------              -------       ------------       ----
Current             2,027,769.71    293,981,407.76      0.69%
1st Previous        1,095,624.74    301,617,113.20      0.36%
2nd Previous          171,947.71    310,782,833.53      0.06%


NET LOSS RATE

                                                                                       DEFAULTED
                                                    LIQUIDATION      AVERAGE           NET LOSS
   PERIOD                              BALANCE       PROCEEDS      POOL BALANCE      (ANNUALIZED)
   ------                              -------       --------      ------------      ------------
Current                               133,121.88     11,548.28    297,799,260.48         0.49%
1st Previous                           25,855.53      1,137.88    306,199,973.37         0.10%
2nd Previous                           29,260.10             -    315,663,984.18         0.11%

Gross Cumulative Charge Offs          188,237.51  Number of Repossessions                   8
Gross Liquidation Proceeds             12,686.16  Number of Inventoried Autos EOM          10
Net Cumulative Loss Percentage              0.05% Amount of Inventoried Autos EOM   72,800.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)             0.03%
Trigger                                     0.50%
Status                                        OK


EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                          EXCESS       END OF PERIOD       PERCENTAGE
   PERIOD                 YIELD        POOL BALANCE       (ANNUALIZED)
--------------         ------------    --------------     -------------
Current                1,449,354.09    293,981,407.76         5.92%
1st Previous           1,871,851.01    301,617,113.20         7.45%
2nd Previous              20,187.46    310,782,833.53         0.08%

                                               CURRENT
                                                LEVEL      TRIGGER     STATUS
                                                -----      -------     ------
Six Month Average Excess Yield                   N/A        1.50%        N/A

Trigger Hit in Current or any Previous Month                             NO



DATE:                                            /s/ Ashley Vukovits
                                                 ------------------------------
                                                 ASHLEY VUKOVITS
                                                 FINANCE OFFICER